UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of report (date of earliest event reported) June 3, 2019 (May 29, 2019)

RocketFuel Blockchain, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	Commission File No. 033-17773-NY	90-1188745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D565, Las Vegas, NV, 89103
(Address of Principal Executive Offices)

(424) 256-8560
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02

Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 29, 2019, Joseph E. Page resigned as a director of RocketFuel Blockchain, Inc. (the “Company”).

Mr. Page stated that his resignation was due to the Company’s failure to raise additional capital after the Company acquired RocketFuel Blockchain Company, a company formerly controlled by Mr. Page, Gert Funk, the Company’s chief executive officer, and three other persons. The acquisition was consummated in June 2018. Mr. Page also asserted in his resignation letter that certain fundraising activities of the Company and it officers and shareholders may have been unlawful, which the Company strongly denies. As disclosed in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2018 (i) in October and November 2018 the Company sold 7,500 shares of common stock to a citizen and resident of Taiwan; the offer and sale was conducted in accordance with Rule 903 of Regulation S under the Securities Act of 1933 (the “Securities Act”); and (ii) in October 2018 the Company issued 12,500 shares of common stock to an unaffiliated person in payment for financial consulting services in a transaction exempt under Section 4(a)(2) of the Securities Act and Regulation D thereunder. Both transactions were approved by the board of directors, including Mr. Page. The Company believes that all of its fundraising activities are in full compliance with applicable U.S. law. Mr. Page does not have an employement agreement with the Company and has not threatened legal action in connection with the resignation letter.

Mr. Page is also chief technology officer of the Company and a director and treasurer of its subsidiary RocketFuel Blockchain Company. While Mr. Page has not formaly resigned from these positions, the Company expects that he will do so in the near future.

A copy of Mr. Page’s letter of resignation is attached to this Report as Exhibit 17.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

17.1	Letter of Joseph E. Page dated May 29, 2019

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 3, 2019	RocketFuel Blockchain, Inc.
	By:	/s/ Bennett J. Yankowitz
Bennett J. Yankowitz Chief Financial Officer